Exhibit 99.1

ADVANCED DRAINAGE SYSTEMS ANNOUNCES CFO TRANSITION

Mark Sturgeon Announces Intention to Retire March 31, 2016

Scott Cottrill Appointed Executive Vice President, Chief Financial Officer, Secretary and Treasurer

HILLIARD, Ohio – November 9, 2015 – Advanced Drainage Systems, Inc. (NYSE: WMS) (“ADS” or the “Company”), a leading global manufacturer of water management products and solutions for commercial, residential, infrastructure and agricultural applications, today announced that Mark Sturgeon, the Company’s Chief Financial Officer, has notified the Company of his intent to retire on March 31, 2016 after a highly successful 33-year career with the Company. Mr. Sturgeon will remain with the Company as an Executive Vice President to ensure a seamless transition from now until March 31, 2016. As part of the transition process, the Board has appointed Scott A. Cottrill as the Company’s Chief Financial Officer, effective immediately.

Joe Chlapaty, Chairman and Chief Executive Officer commented, “We owe Mark Sturgeon our utmost gratitude for his hard work and dedication throughout his long career at ADS. Mark has played a crucial role in the Company’s historical strong performance and in driving our business to the market leadership position that it holds today. I feel very fortunate to have worked alongside an executive as talented and intelligent as Mark for so many years and appreciate his tremendous contributions to our business. We appreciate Mark’s willingness to remain an Executive Vice President through fiscal year 2016 to assist with the transition process and we wish him all the best in his well-deserved retirement.”

Mr. Cottrill most recently held the position of Executive Vice President and Chief Financial Officer at Jeld-Wen, a leading global manufacturer of windows, doors and treated composite trim and panels, where he played an instrumental leadership role in strengthening the finance department. Prior to Jeld-Wen, Mr. Cottrill held various financial and accounting positions with Goodrich Corporation, including from 2005 to 2012 the positions of Vice President, Controller and Chief Accounting Officer. Mr. Cottrill began his career at PricewaterhouseCoopers, where he worked in the audit practice for over a decade with a focus on industrial and manufacturing companies.

C. Robert Kidder, the Company’s lead independent director, commented: “On behalf of the management team and the Board of Directors, we are thrilled to have an executive of the caliber and experience of Scott to join the ADS team. In addition to his financial and accounting expertise, Scott comes to us as a strong business leader with a proven track record of success, which we believe will help to further strengthen our financial function while supporting the Company’s continued growth.”

“I am very excited to join such a great company and a talented management team,” said Mr. Cottrill. “I look forward to working closely with senior management and the finance and accounting teams to help the Company continue to build on its leading market position.”

ADVANCED DRAINAGE SYSTEMS, INC.    4640 TRUEMAN BOULEVARD,    HILLIARD, OH 43026 TEL: 614 / 658-0050     800 / 733-7473

HTTP://WWW.ADS-PIPE.COM

About ADS

Advanced Drainage Systems (ADS) is the leading manufacturer of high performance thermoplastic corrugated pipe, providing a comprehensive suite of water management products and superior drainage solutions for use in the construction and infrastructure marketplace. Its innovative products are used across a broad range of end markets and applications, including non-residential, residential, agriculture and infrastructure applications. The Company has established a leading position in many of these end markets by leveraging its national sales and distribution platform, its overall product breadth and scale and its manufacturing excellence. Founded in 1966, the Company operates a global network of 61 manufacturing plants and 30 distribution centers. To learn more about the ADS, please visit the Company’s website at www.ads-pipe.com.

Forward Looking Statements

Certain statements in this press release may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “confident,” “estimates” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; our ability to meet future capital requirements and fund our liquidity needs; and the other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant

ADVANCED DRAINAGE SYSTEMS, INC.    4640 TRUEMAN BOULEVARD,    HILLIARD, OH 43026 TEL: 614 / 658-0050     800 / 733-7473

HTTP://WWW.ADS-PIPE.COM

uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

For more information, please contact:

Michael Higgins

(614) 658-0050

Mike.Higgins@ads-pipe.com

ADVANCED DRAINAGE SYSTEMS, INC.    4640 TRUEMAN BOULEVARD,    HILLIARD, OH 43026 TEL: 614 / 658-0050     800 / 733-7473

HTTP://WWW.ADS-PIPE.COM